497AD OFFERING NOTIFICATION
Dated July 8, 2013
Filed pursuant to Rule 497(a)
Registration File No. 333-188904
Rule 482 ad

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.
Offering Notification - Fifth Street Senior Floating Rate Corp.

Issuer:
Fifth Street Senior Floating Rate Corp., a company that will elect to be regulated as a business development company, will pursue an investment strategy focused primarily on investments in middle-market companies in the United States.

Proposed Ticker Symbol (Exchange):	FSFR (Nasdaq)

Type of Offering:	Initial Public Offering of Common Stock

Size of Offering:	8,333,334 shares; approximately $125 million

Use of Proceeds:	To invest primarily in senior secured floating rate loans and for general working capital purposes.

Anticipated Price:	$15.00

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	8,333,434 (without exercise of the over-allotment option)

Joint Book-Running Managers:	Morgan Stanley, Deutsche Bank Securities, UBS Investment Bank, Barclays

Co-Lead Managers:	RBC Capital Markets , Oppenheimer & Co.
Co-Managers:	Maxim Group LLC, JMP Securities, Ladenburg Thalmann & Co. Inc.,Wunderlich Securities, National Securities
A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street Senior Floating Rate Corp. before investing. The prospectus contains this and other information about Fifth Street Senior Floating Rate Corp. and should be read carefully before investing. The information herein is not complete and may be changed.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.
The prospectus for this offering can be accessed without charge at the SEC's EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd

Floor, New York, NY 10014, or by emailing prospectus@morganstanley.com (telephone number 1-866-718-1649); Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611; UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (telephone number 1-888-827-7275); or Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, or by emailing barclaysprospectus@broadridge.com (telephone number 1-888-603-5847). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus contains this and other information about Fifth Street Senior Floating Rate Corp., and should be read carefully before investing.
ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.